UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 7, 2004

Date of Report (Date of earliest event reported)

DIMON INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia	24541
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 792-7511

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Agreement and Plan of Reorganization

On November 7, 2004, DIMON Incorporated, a Virginia corporation (“DIMON”) and Standard Commercial Corporation, a North Carolina corporation (“Standard Commercial”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) providing for the merger of Standard Commercial with and into DIMON. A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1. The description of the Merger Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 2.1.

Under the terms of the Merger Agreement, Standard Commercial common shareholders will be entitled to receive 3.0 shares of DIMON common stock in exchange for each share of Standard Commercial common stock. The transaction is intended to be treated as a “reorganization” for U.S. federal income tax purposes.

The Merger Agreement provides that, if the merger is consummated, Brian J. Harker, Chairman and CEO of DIMON, will serve as Chairman and CEO of the merged company, and Robert E. (Pete) Harrison, Chairman, President and CEO of Standard Commercial, will serve as President and Chief Operating Officer of the merged company. It is anticipated that Mr. Harrison will succeed Mr. Harker as CEO after two years. Each of Mr. Harker and Mr. Harrison have entered into employments agreements with DIMON that will take effect upon closing of the merger. Copies of those employment agreements are attached hereto as Exhibits 10.1 and 10.2.

The closing of the merger is subject to financing considerations and certain closing conditions, including approval by the shareholders of each of DIMON and Standard Commercial, approval of U.S. and foreign antitrust authorities, effectiveness of a proxy statement/prospectus relating to shareholder approval, and other customary conditions.

Certain officers, directors and significant shareholders of Standard Commercial have signed shareholder agreements pursuant to which they agree to vote shares beneficially owned by them in favor of the merger.

Prior to entering into the Merger Agreement, DIMON entered into certain Change in Control Agreements with certain of its executive officers. The form of those agreements is attached as Exhibit 10.3.

Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. Such statements include, but are not limited to, statements about the benefits of the merger between DIMON and Standard Commercial, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of DIMON’s and Standard Commercial’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results may differ materially from current expectations and projections. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the timing of cost savings initiatives; our ability to successfully integrate DIMON’s and Standard Commercial’s operations; changes in the markets for the financing necessary to complete the merger; changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, and the impact of regulation and litigation on the DIMON’s and Standard Commercial’s customers. DIMON and Standard Commercial do not undertake any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Additional factors that could cause DIMON’s and Standard Commercial’s results to differ materially from those described in the forward-looking statements can be found in DIMON’s and Standard Commercial’s Annual Reports on Form 10-K for each company’s fiscal year ended March 31, 2004, and other filings with the Securities and Exchange Commission (the “SEC”) which are available at the SEC’s Internet site (http://www.sec.gov).

Where to Find Additional Information

DIMON and Standard Commercial will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the U.S. Securities and Exchange Commission. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about DIMON and Standard Commercial without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to DIMON Incorporated, 512 Bridge Street, Post Office Box 681, Danville, Virginia 23543-0681, Attention: Investor Relations, (434) 792 7511.

Participants in the Merger Solicitation

The respective directors and executive officers of DIMON and Standard Commercial and other persons may be deemed to be “participants” in the solicitation of proxies in respect of the proposed merger. Information regarding DIMON’s directors and executive officers is available in its proxy statement filed with the SEC on July 13, 2004, and information regarding Standard Commercial ‘s directors and executive officers is available in its proxy statement filed with the SEC on June 23, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of November 7, 2004, by and between DIMON Incorporated and Standard Commercial Corporation.

10.1	Employment Agreement, dated November 7, 2004, by and between DIMON Incorporated and Brian J. Harker.

10.2	Employment Agreement, dated November 7, 2004, by and between DIMON Incorporated and Robert E. Harrison.

10.3	Form of Change in Control agreement, dated November 7, 2004, between DIMON Incorporated and each of Steven B. Daniels, James A. Cooley, Don C. Hare and Thomas C. Parrish.

99.1	Press release, dated November 8, 2004, jointly issued by DIMON Incorporated and Standard Commercial Corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	DIMON INCORPORATED (Registrant)

	By:	/s/ James A. Cooley
	Name:	James A. Cooley
	Title:	Senior Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of November 7, 2004, by and between DIMON Incorporated and Standard Commercial Corporation.

10.1	Employment Agreement, dated November 7, 2004, by and between DIMON Incorporated and Brian J. Harker.

10.2	Employment Agreement, dated November 7, 2004, by and between DIMON Incorporated and Robert E. Harrison.

10.3	Form of Change in Control agreement, dated November 7, 2004, between DIMON Incorporated and each of Steven B. Daniels, James A. Cooley, Don C. Hare and Thomas C. Parrish.

99.1	Press release, dated November 8, 2004, jointly issued by DIMON Incorporated and Standard Commercial Corporation.